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                                                                   EXHIBIT 10.60

         CONSENT AND FIRST AMENDMENT OF AMENDED AND RESTATED AGREEMENT
     OF LIMITED PARTNERSHIP FOR HALCYON COMMUNICATIONS LIMITED PARTNERSHIP

                 THIS CONSENT AND FIRST AMENDMENT, dated as of January 31, 1996, is made and entered into by and among the undersigned parties.

                 Halcyon Communications Limited Partnership, an Oklahoma limited partnership (the "Partnership"), was formed under the Oklahoma Revised Limited Partnership Act pursuant to a Limited Partnership Agreement dated as of January 1, 1994 (the "Original Agreement") among Halcyon Communications, Inc., an Oklahoma corporation ("HCI"), TCI Cablevision of Nevada, Inc., a Nevada corporation ("TCINV"), TCI Cablevision of Utah, Inc., a Utah corporation ("TCIU"), TEMPO Cable, Inc., an Oklahoma corporation ("Tempo"), American Televenture of Minersville, Inc., a Colorado corporation ("ATM"), and pursuant to a Certificate of Limited Partnership filed with the Oklahoma Secretary of State on January 6, 1994. The Original Agreement was thereafter amended and restated by an Amended and Restated Limited Partnership Agreement dated as of June 22, 1994 (the "Restated Partnership Agreement"), among the parties to the Original Agreement.

                 The undersigned parties desire to (i) consent to the assignment to Fisher Communications Associates, L.L.C., a Colorado limited liability company, ("FCA") by each of TCINV, TCIU and Tempo of one-third of their respective limited partnership interests in the Partnership, (ii) consent to the assignment by ATM to FCA of one-third of ATM's general partnership interest in the Partnership and the conversion of such assigned interest into a limited partnership interest, (iii) consent to the grant to FCA by TCINV, TCIU, Tempo and ATM of options to acquire the entire balances of their respective partnership interests in the Partnership and any future exercise of such options and (iv) consent to the admission of FCA to the Partnership as a limited partner. The undersigned parties also desire to amend the Restated Partnership Agreement in certain respects.

                 Therefore, for and in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by each party, the parties hereto agree as follows:

        1.       Certain Consents and Agreements; Section 754 Election.

                 (a) HCI, ATM, TCINV, TCIU and Tempo, in their capacities as, and constituting all of, the partners of the Partnership hereby (i) consent to (A) the sale to FCA, pursuant to the Agreement of Purchase and Sale of Partnership Interests, dated as of the date hereof, among the parties hereto (the "Purchase Agreement"), of the Purchased Interest (as defined in the Purchase Agreement) of each of ATM, TCINV, TCIU and Tempo, (B) the grant to FCA by each of ATM, TCINV, TCIU and Tempo of options to acquire the entire balances of their respective partnership interests in the Partnership pursuant to separate Option Agreements, each substantially in the form of Exhibit B to the Purchase Agreement





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(collectively, the "Option Agreements"), (C) the conversion of the Purchased
Interest of ATM from a general partnership interest into a limited partnership interest in the Partnership, (D) the admission of FCA, as the holder of the Purchased Interests of TCINV, TCIU and Tempo and the converted Purchased Interest of ATM, to the Partnership as a limited partner effective as of the date hereof and (E) any future exercise by FCA (or any of its permitted assignees) of its option and rights under each of the Option Agreements pursuant to the terms thereof and, upon such exercise, the transfer of the partnership interests and consummation of the other transactions contemplated thereby (including, without limitation, the withdrawal contemplated by, the last sentence of paragraph 3(c) of each such Option Agreement); and (ii) agrees that the Partnership shall file, in a timely manner for the tax year of the Partnership in which the sale referred to in subclause (i)(A) of this sentence occurs, an election, pursuant to Section 754 of the Internal Revenue Code of 1986, as amended (the "Code") and applicable Treasury Regulations, to have the Partnership's assets adjusted as provided in Section 743 of the Code, and if requested by FCA (or any of its permitted assignees) upon any purchase of any additional partnership interest or interests in the Partnership in connection with the exercise of any option under any of the Option Agreements, also shall make such election in a timely manner for the tax year of the Partnership in which such exercise occurs. FCA hereby agrees to be admitted to the Partnership as a Limited Partner and, as such, to be bound by the provisions of the Restated Partnership Agreement, as amended hereby.

                 (b) Without in any way limiting the generality of the definitions of the terms "Partnership Interest" and "Purchased Interest" in the Purchase Agreement or the definition of "Option Interest" in any of the Option Agreements, the parties acknowledge, confirm and agree that (i) for purposes of
Section 12.6 of the Restated Partnership Agreement and any other provision of the Restated Partnership Agreement pursuant to which the rights of a partner of the Partnership are based upon or determined by reference to such partner's initial or additional Capital Contributions (as defined in the Restated Partnership Agreement) as of any time of determination, FCA shall be deemed to have made (in addition to any Capital Contributions actually made by it) a pro rata portion of all Capital Contributions made by ATM, TCINV, TCIU or Tempo prior to the date hereof, with such portion being equal to the aggregate percentage of the Partnership Interest of ATM, TCINV, TCIU or Tempo (as the case may be) which FCA shall have acquired, at or before such time, pursuant to the Purchase Agreement or the applicable Option Agreement; and (ii) as of the date hereof, automatically by virtue of the sale of the Purchased Interests to FCA, all rights of ATM under or by virtue of the Amended and Restated Management Agreement, dated as of June 22, 1994, between the Partnership and HCI, as "Manager," as heretofore amended (the "Management Agreement") shall be rights of each of ATM and FCA; provided, however, that in the event of the removal of Manager pursuant to Section 5.2 by the mutual consent of ATM and FCA, then, subject to the last sentence of Section 5.2 of the Management Agreement, ATM shall serve as manager and the Managing Partner of the Partnership unless ATM and FCA agree to select a new manager or new Managing Partner.

                 2. Amendments to Restated Partnership Agreement. The undersigned parties hereby agree that, effective as of the date hereof, the Restated Partnership Agreement is





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hereby amended as follows:

                 (a) Section 1.3 of the Restated Partnership Agreement is amended to read in its entirety as follows:

                                  "1.3 TCI Cablevision of Nevada, Inc., a
                          Nevada corporation, TCI Cablevision of Utah, Inc., a Utah corporation, TEMPO Cable, Inc., an Oklahoma corporation, and Fisher Communications Associates, L.L.C., a Colorado limited liability company, are sometimes hereinafter referred to as TCI/Nevada, TCI/Utah, TEMPO and FCA, respectively."

                 (b) Section 2.3 of the Partnership Agreement is amended to read in its entirety as follows:

                                  "2.3 'Affiliate,' when used with respect to
                          a specified Person, means any other Person that directly, indirectly or through one or more intermediaries Controls, is Controlled by or is under Common Control with such Person. For purposes of the foregoing, 'Control,' as to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person (whether through ownership of securities, partnership interests or other ownership interests, by contract, by partnership or involvement in the board of directors, management committee or other management structure of such Person, or otherwise). The terms 'Controlled,' 'Controlling' and similar variations shall have correlative meanings."

                 (c) The defined term "Initial Limited Partners" set forth in Section 2.18 of the Restated Partnership Agreement is amended to read in its entirety as follows:

                                "2.18 'Initial Limited Partners' means
                          TCI/Nevada, TCI/Utah and TEMPO."

                 (d)      The defined term "Limited Partner" set forth in
Section 2.19 of the Restated Partnership Agreement is amended to read in its entirety as follows:

                                 "2.19   'Limited Partner' means each Initial
                          Limited Partner, FCA and each other Person, if any, who is admitted as a successor or additional limited partner of the Partnership in accordance with this Agreement, in each case unless and until such Person ceases to be a limited partner of the Partnership in accordance with this Agreement."

                 (e) Section 21 of the Restated Partnership Agreement is amended to read in its entirety as follows:





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                          "Section 21. Assignability of Partnership Interests;
                          Admission of Additional Partners.

                                  "21.1 No Partner shall mortgage, pledge,
                          hypothecate, transfer, sell, assign or otherwise dispose of all or any part of its interest in the Partnership, whether voluntarily, by operation of law or otherwise, orany right, title or interest in or to such interest without obtaining the prior written consent of the other Partners, except as provided for in this Agreement. Notwithstanding the foregoing, ATM or any Limited Partner shall have the right, in its sole discretion, to transfer all or any part of its interest in the Partnership to (i) Tele-Communications, Inc., a Delaware corporation, or any Affiliate thereof or (ii) FCA or any FCA Permitted Transferee (as hereinafter defined). For purposes of this Agreement, the term 'FCA Permitted Transferee' shall mean (i) any Affiliate of Donne F. Fisher, currently a resident of Littleton, Colorado ('Fisher'), (ii) any member of Fisher's immediate family (i.e., wife, parents, children, including those adopted before the age of 18, grandchildren, brothers, sisters, and the spouses or children of the foregoing), (iii) any custodian under the Uniform Gifts to Minors Act or similar fiduciary for the exclusive benefit of Fisher's children during their lives, (iv) in the event of Fisher's adjudication of incompetency, his legal representatives, (v) in the event of Fisher's death, his executors or the administrators of his estate and his heirs who are members of his immediate family, and (v) any trust described in Section 664 of the Code of which Fisher or one or more members of his immediate family (and no other persons) are income beneficiaries. Subject to the last sentence of this Section 21.1, in the event of a permitted transfer of any interest in the Partnership, the transferee (other than, with respect to clauses (1) of this sentence below, a transferee who was already a partner prior to the permitted transfer) shall, by written instrument in form and substance reasonably satisfactory to the non-transferring Partners (i) agree to become a Partner of the same class as the transferor and accept and adopt the terms and provisions of this Agreement and (ii) assume the obligations of the transferor Partner under this Agreement with respect to the transferred partnership interest. If required by the nontransferring Partners, the transferee shall deliver to the Partnership an opinion, reasonably satisfactory in form and substance to the nontransferring Partners, of counsel reasonably satisfactory to the nontransferring Partners to the effect that the transfer is in compliance with applicable state and Federal securities laws. Upon completion of any permitted transfer in accordance with the foregoing, the transferee (if not already a Partner) shall be admitted as a substituted Partner in the place and stead of the transferor Partner with respect to the transferred partnership interest (subject to the last sentence of this Section 21.1), without any further action, and if such transfer is of the





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                          entire partnership interest of the transferor
                          Partner, such transferor Partners shall be deemed to have withdrawn from the Partnership without further action. If the partnership interest transferred in a permitted transfer is a general partnership interest, the transferred interest shall be converted into a limited partnership interest if and to the extent requested by the transferor Partner and the transferee.

                                  "21.2 Except for the transferee of a
                          partnership interest permitted by and in accordance with Section 21.1, no Person shall be admitted as a general or limited partner of the Partnership without the prior written consent of all the Partners."

                 (f) Section 24.1 of the Restated Partnership Agreement is amended by (i) deleting the word "or" at the end of subsection 24.1.2, (ii) redesignating subsection 24.1.3 thereof as subsection 24.1.4, and (iii) adding, immediately after subsection 24.1.2, a new subsection 24.1.3 which shall read in its entirety as follows:

                                 "24.1.3  The sale of all or substantially all
                          of the Partnership Assets: or"

                 (g) Clause (i) of the last sentence of Section 24.2 is amended to read in its entirety as follows:

                                  "(i)     is an Affiliate of Tele-
                          Communications, Inc., a Delaware corporation ('TCI') or is an Affiliate of Donne F. Fisher,"

                 (h) Section 25.4 of the Restated Partnership Agreement is amended by substituting the word "Person" for the word "entity" appearing therein and by adding at the end of clause (ii) thereof the following:

                                  "or (iii) FCA or an FCA Permitted Transferee."
                 (i) Subsection 25.5.2 of the Restated Partnership Agreement is amended to read in its entirety as follows:

                                  "25.5.2  If to ATM or any Limited Partner
                                           other than FCA, to such Person at:
                                           Terrace Tower II
                                           5619 DTC Parkway
                                           Englewood, CO
                                           80111-3000
                                           Attention: General Counsel"

                 (j) Section 25.5 of the Restated Partnership Agreement is further amended by adding a new subsection 25.5.3 which shall read in its entirety as follows:





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                          "25.5.3 If to FCA, to it at:
                                  9513 Pinyon Trail
                                  Littleton, CO 80124"

                 3. Reaffirmation. The undersigned parties hereby acknowledge that each of the Restated Partnership Agreement and the Management Agreement, in each case as amended, modified or supplemented hereby, remains in full force and effect and is hereby ratified and confirmed.

                 IN WITNESS WHEREOF, the undersigned parties have duly executed and delivered this Consent and First Amendment as of the date first above written.


GENERAL PARTNERS:

HALCYON COMMUNICATIONS, INC.      AMERICAN TELEVENTURE OF
                                   MINERSVILLE, INC.

By: /s/ ROBERT E. PRICE           By: /s/ STEPHEN M. BRETT
   ----------------------------      -----------------------------
   Name:  ROBERT E. PRICE            Name:  STEPHEN M. BRETT
        -----------------------           ------------------------
   Title: PRESIDENT                  Title:
         ----------------------            -----------------------


EXISTING LIMITED PARTNERS:


TCI CABLEVISION OF NEVADA, INC.   TCI CABLEVISION OF UTAH, INC.


By: /s/ STEPHEN M. BRETT          By: /s/ STEPHEN M. BRETT
   ----------------------------      -----------------------------
   Name:  STEPHEN M. BRETT           Name:  STEPHEN M. BRETT
        -----------------------           ------------------------
   Title:                            Title:
         ----------------------            -----------------------


TEMPO CABLE, INC.             NEW LIMITED PARTNER:
                                  FISHER COMMUNICATIONS
                                  ASSOCIATES, L.L.C.


By: /s/ STEPHEN M. BRETT          By: /s/ DONNE F. FISHER
   ----------------------------      -----------------------------
   Name:  STEPHEN M. BRETT           Donne F. Fisher, Member
        -----------------------            2-12-96
   Title:
         ----------------------




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